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                                                                   Exhibit 10(g)

                        CLASSES C AND D PREFERRED SHARES
                              CONVERSION AGREEMENT

        THIS CONVERSION AGREEMENT (this "Agreement") is entered into as of May ___, 2001, among HUNTINGTON PREFERRED CAPITAL, INC., an Ohio corporation (the "Issuer"), HUNTINGTON PREFERRED CAPITAL HOLDINGS, INC., an Indiana corporation (the "Holdings") and THE HUNTINGTON NATIONAL BANK ("HNB").

                                    RECITALS

         A. Holdings intends to purchase from the Issuer, and the Issuer intends to sell to Holdings, 2,000,000 of Issuer's Class C preferred shares, $25.00 liquidation amount per share, and 14,000,000 of Issuer's Class D preferred shares, $25.00 liquidation amount per share (respectively, the "Class C preferred shares" and the "Class D preferred shares", and collectively, the "Shares").

         B. The Class C preferred shares will be convertible into a like number of Class C Preferred Shares of HNB, $25.00 liquidation amount per share, under certain circumstances as determined by the Office of the Comptroller of the Currency (the "OCC") and described below. The Class D preferred shares will be convertible into a like number of Class D Preferred Shares of HNB, $25.00 liquidation amount per share (respectively, the "Class C conversion shares" and the "Class D conversion shares", and collectively, the "Conversion Shares"), also under certain circumstances determined by the OCC and described below.

         C. The parties hereto desire to ensure that in the event of the occurrence of circumstances requiring the conversion of the Shares into the Conversion Shares, Holdings and any subsequent holder or holders of the Shares will be contractually bound to tender their Shares to HNB for conversion, and that in the same such event HNB will be contractually bound unconditionally to make available Conversion Shares sufficient for conversion of the Shares, and to effect the conversion of all outstanding Shares into Conversion Shares.

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Conversion of the Shares. If at any time after the issuance and sale of the Shares, the OCC directs HNB in writing to cause the Shares to be converted into the relevant Conversion Shares, because (i) HNB is undercapitalized under the prompt corrective regulations, 12 C.F.R. 6.4(b), (ii) HNB is placed into conservatorship or receivership, or (iii) the OCC, in its sole discretion, anticipates HNB becoming undercapitalized in the near term, then

         (a) Holdings or any subsequent holder or holders of the Shares shall immediately, in accordance with procedures set forth in the prospectus pursuant to which the Shares were sold, exchange the Shares for the relevant Conversion Shares, on a one share for one share basis, by





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delivering any and all certificates representing any of the Shares to HNB, properly endorsed for transfer;

         (b) HNB shall immediately and unconditionally issue the relevant Conversion Shares to Holdings or to any subsequent holder or holders of the Shares, and

         (c) any and all accrued but unpaid dividends on the Shares through the date of the conversion shall be deemed to be accrued and unpaid dividends on the relevant Conversion Shares.

         2. Legend - Class C. The certificates evidencing the Class C preferred shares shall bear the following legend in conspicuous type:

                  THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS OF A CERTAIN CONVERSION AGREEMENT, DATED MAY ___, 2001, REQUIRING THEIR CONVERSION IN CERTAIN CIRCUMSTANCES INTO CERTAIN PREFERRED SHARES OF THE HUNTINGTON NATIONAL BANK. THE ISSUER WILL MAIL TO THE SHAREHOLDER A COPY OF SUCH AGREEMENT, WITHOUT CHARGE, WITHIN FIVE DAYS AFTER RECEIPT OF A WRITTEN REQUEST THEREFOR.

         3. Legend - Class D. The certificates evidencing the Class D preferred shares shall bear the same legend in conspicuous type as is prescribed for Class C preferred shares in the preceding paragraph.

         4. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original as against any party whose signature appears thereon and all of which together shall constitute one and the same instrument. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as signatories.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date set forth above.

                                      HUNTINGTON PREFERRED CAPITAL, INC.

                                      By:______________________________________
                                               Steven A. Hinshaw, Vice President

                                      HUNTINGTON PREFERRED CAPITAL
                                         HOLDINGS, INC.

                                      By:______________________________________
                                               Gregory C. Sheridan, President



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                                       THE HUNTINGTON NATIONAL BANK

                                       By:___________________________________
                                       Print Name:____________________________
                                       Title:__________________________________


STATE OF OHIO

COUNTY OF FRANKLIN

        I, Steven A. Hinshaw, being duly sworn, state that I am the Vice President of Huntington Preferred Capital, Inc., and that the foregoing statements are true and correct to the best of my knowledge and belief.


                                       ----------------------------------------
                                       Steven A. Hinshaw, Vice President

SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001.


                                       ----------------------------------------
                                       NOTARY PUBLIC



STATE OF INDIANA

COUNTY OF __________

        I, Gregory C. Sheridan, being duly sworn, state that I am the President of Huntington Preferred Capital Holdings, Inc., and that the foregoing statements are true and correct to the best of my knowledge and belief.


                                       ----------------------------------------
                                       Gregory C. Sheridan, President

SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001


                                       ----------------------------------------
                                       NOTARY PUBLIC




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STATE OF OHIO

COUNTY OF FRANKLIN

         I, ______________, being duly sworn, state that I am the ________________ of The Huntington National Bank, and that the foregoing statements are true and correct to the best of my knowledge and belief.

                                       ----------------------------------------
                                       Print name:_____________________________

SWORN TO AND SUBSCRIBED IN MY PRESENCE ON MAY _____, 2001.



                                       ----------------------------------------
                                       NOTARY PUBLIC































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